UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2024

Morphic Holding, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38940	47-3878772
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

35 Gatehouse Drive, A2 Waltham, Massachusetts	02451
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 996-0955

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	MORF	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On January 10, 2024, Morphic Holding, Inc. (the “Company”) announced in a Q&A session during a public presentation that as of December 31, 2023, it had preliminary cash, cash equivalents and marketable securities totaling approximately $700 million. A copy of the portion of the transcript of the public presentation is attached hereto as Exhibit 99.1.

The Company’s audited financial statements as of and for the quarter and year ended December 31, 2023 are not yet available. Accordingly, the information presented reflects the Company’s preliminary financial data subject to the completion of the Company’s financial closing procedures and any adjustments that may result from the completion of the audit of the Company’s financial statements. Actual financial results that will be reflected in the Company’s Annual Report on Form 10-K as of and for the quarter and year ended December 31, 2023 when they are completed and publicly disclosed may differ from the preliminary results presented here.

Item 7.01 Regulation FD Disclosure.

On January 10, 2024, the Company updated its corporate presentation. A copy of the updated corporate presentation is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

The information in this Current Report on Form 8-K including Exhibits 99.1 and 99.2 to this report, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The information contained in this Current Report on Form 8-K and in the accompanying Exhibits 99.1 and 99.2 shall not be incorporated by reference into any other filing under the Exchange Act or under the Securities Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Excerpt from Q&A session
99.2	Corporate Presentation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORPHIC HOLDING, INC.

Date: January 11, 2024	By:	/s/ Marc Schegerin
Marc Schegerin, M.D.
Chief Financial Officer and Chief Operating Officer